UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 20, 2009

                          DOLPHIN DIGITAL MEDIA, INC.

             (Exact name of registrant as specified in its charter)


           Nevada                       0-50621                  86-0787790

(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



804 Douglas Road, Executive Tower Bldg., Suite 365, Miami, Florida       33134

            (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (305) 774-0407

       Registrant's facsimile number, including area code: (954) 774-0405

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    Departure of Directors or Certain Officers; Election Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On March 20, 2009, the Board of Directors of Dolphin Digital Media, Inc. terminated the contract of Giuseppe Pino Bal dassarre as president of Dolphin for cause. William O'Dowd IV, the Company's chairman and chief executive officer will assume the role as acting president until a replacement can be found.






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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 24, 2009                         DOLPHIN DIGITAL MEDIA, INC.


                                              By:  /s/ William O'Dowd IV
                                                 -------------------------------
                                              Name:    William O'Dowd IV
                                                   -----------------------------
                                              Title:   Chief Executive Officer
                                                    ----------------------------










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